UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 26, 2010
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Summary information of the Company in connection with non-deal related meetings with RBC Capital Markets on July 27-29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

July 26, 2010

July 27-29, 2010
RBC Capital Markets
NDR

This slide presentation contains forward-looking
statements which are subject to change based
on various important factors, including without
limitation, competitive actions in the marketplace
and adverse actions of governmental and other
third-party payors.
Actual results could differ materially from those
suggested by these forward-looking statements.
Further information on potential factors that
could affect the Company’s financial results is
included in the Company’s Form 10-K for the
year ended December 31, 2009, and
subsequent SEC filings.
Forward Looking Statement

Introduction

Leading National
Lab Provider
• Fastest growing national lab
• $55 billion market
• Clinical, Anatomic and Genomic Testing
• Serving clients in all 50 states and Canada
• Foremost clinical trials testing business

LabCorp
Laboratory Corporation of America

Laboratory Testing

Prevention and Wellness Monitoring	Preliminary Risk Assessment	Diagnosis
Secondary Assessment of Prognosis	Clinical Decision Regarding Treatment Path	Monitoring and Management of Condition

Health Care Continuum

Source: Deloitte (OAML)

Introduction

2009 Projected US Health Care Spend $2.5 Trillion

$ Billions
2,500
2,000
1,500
1,000
500
0
Other
Administration Costs
Lab Testing
Nursing Home and Home Health
Prescription Drugs
Physician Services
Hospital Care
• 2-3% of spend influences 70-80% of physician decisions

Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group; and U.S. Department of Commerce, Bureau of Economic Analysis and U.S. Bureau of the Census, and company estimates.

Valuable Service
• Small component of total cost
 influences large percentage
 of clinical decisions
• Screening, early detection,
 and monitoring reduce
 downstream costs
• Companion diagnostics
 improve drug efficacy and
 reduce adverse drug effects

Attractive Market

Relative Number of Lab Tests Per Year
0
2
4
6
8
10
12
14
2005
1997
Under 18 years
18-44 years
45-54 years
55-64 years
65-74 years
75 years and older
Patient Age

Attractive Market

Growth Drivers
• Aging population
• Industry consolidation
• Advances in genomics
• Pharmacogenomics /
 companion diagnostics
• Cost pressures
Source: CDC National Ambulatory Medical Care Survey and Company Estimates

Attractive Market

Opportunity to
Take Share
• Approximately 5,000
 independent labs
• High cost competitors
Source: Washington G-2 Reports and company estimates
$55 Billion US Lab Market
55%
14%
9%
4%
19%
Hospital Affiliated
Quest
LabCorp
Physician Office
Other Independent

LabCorp U.S. Payor Mix
% of revenue, 2009

7.6%
20.2%
3.8%
27.1%
41.3%
Medicare and Medicaid
Managed Care Capitated
Managed Care Fee-for-service
Client (physicians, hospitals, companies, etc)
Patient

Attractive Market
Diversified Payor Mix
• No customer > 9% of revenue
• Limited government exposure

LabCorp U.S. Test Mix
% of revenue, 2009
6.6%
13.7%
15.7%
64.0%
Other Esoteric
Core
All Genomic
Histology

Attractive Market
Diversified Test Mix
• Esoteric 36% of revenue
• Goal of 40% in 3 - 5 years
• Higher priced business

Competitive Position
Scale and Scope
• National infrastructure
• Broad test offering
• Managed care contracts
• Economies of scale

Primary LabCorp Testing Locations*
Esoteric Lab Locations
(CET, CMBP, Dianon, Esoterix, Monogram Biosciences, NGI, OTS, US Labs, Viromed)
Patient Service Centers*

Competitive Position

Managed Care Relationships
• Exclusive national laboratory for UnitedHealthcare
• Sole national strategic partner for WellPoint
• Significant national plans recently renewed or
 extended on a multi-year basis, including
 WellPoint, Cigna and Humana
• Contracted with numerous local and
 regional anchor plans

LabCorp
Laboratory Corporation of America

Partner	Clinical Area
ARCA biopharma	Companion Diagnostics (CVD) (exclusive)
Celera Diagnostics	Breast Cancer
Duke University	Lung Cancer (exclusive)
Exact Sciences	Colon Cancer
Intema Ltd.	Prenatal Testing
Ipsogen	Molecular Diagnostics
Medco Health Solutions	Companion Diagnostics (Research)
OncoMethylome Sciences	Companion Diagnostics (Oncology) (exclusive)
Siemens Health Solutions	Companion Diagnostics (Oncology and CVD)
SmartGene	Bioinformatics Tools
Third Wave Technologies	Companion Diagnostics (CVD)
Vanda Pharmaceuticals	Companion Diagnostics (exclusive)
Veridex	Prostate Cancer
Yale University	Ovarian Cancer (exclusive)

Scientific
Leadership
• Introduction of new tests
• Acquisitions and licensing
• Collaborations with leading
 companies and academic
 institutions
Competitive Position

LabCorp
Laboratory Corporation of America

Protedyne
RADIUS

Competitive Position

Standardized and
Efficient Processes
• Standardized lab and billing
 IT systems
• Automation of pre-analytics
• Capacity rationalization
• Logistics optimization

2010 Priorities

Our Focus
• Profitable revenue growth
• IT and client connectivity
• Continue scientific
 leadership
• Maintain price
• Control costs

2010 Priorities

Profitable Revenue Growth
• Target specialty physicians with
 breadth of menu and services
• Educate payers and physicians on
 value of LabCorp testing
• Leverage assets from Monogram
 acquisition
• Continue to improve patient experience

LabCorp
Laboratory Corporation of America

LabCorp Beacon
Reports Inbox
Patients
Patient, Any Name
CBC With Differential / Platelet
Example - Patient - 61F - 10/20/1946
Glucose, Serum

2010 Priorities

IT and Client
Connectivity
• Enhance online services and
 analytic tools
• LabCorp Inside the Box for
 superior connectivity
• Improve Patient Experience
 through:
 • Automated PSC workflow
 • Patient access via PHRs,
  online appointments
 • Enterprise services
  including VoIP
• Continue “open platform” strategy
 to maximize options for users

Continue Scientific
Leadership
• Increase esoteric testing
• Grow and enhance offerings in
 personalized medicine:
 • Expand outcome improvement
 programs
 • Develop and commercialize
 companion diagnostics
2010 Priorities

Increase
Esoteric Testing
• Introduction of new tests
• Acquisitions and licensing
• Collaborations with academic
 institutions
Continue Scientific Leadership

New Tests Include:
Collaborations Include:
BRAF Gene Mutation Detection
EGFR Mutation Analysis for Nonsmall-Cell Lung Cancer
Warfarin (P450 2C9 and VKORC1)
Clopidogrel CYP2C19 Genotyping
Duke University
National Jewish Health
Integrase - HIV Genotyping (GenoSure) and HIV Phenotyping (PhenoSense)
HERmark for Breast Cancer
Yale University
Enhanced Trofile
H1N1 - Flu Testing

CKD Prevalence and Mortality in US

15.5
0.7
24.3%
47.5%
Stage 3
Stage 4
Prevalence (mil)
Mortality

Expand Outcomes
Improvement
• Litholink kidney stone
• CKD
• Continual development of
 valuable programs
Continue Scientific Leadership

Continue Scientific Leadership

Develop and
Commercialize
Companion Diagnostics
• Invest in clinical trials
• Relationships with biotech and
 pharma companies
• Promote key tests
 • K-RAS
 • HLA-B* 5701
 • BRAF Gene Mutation Detection
 • EGFR Mutation Analysis
 • CYP 450 2C19
• Monogram Biosciences
 • Trofile
 • PhenoSense, PhenoSense GT
 • HERmark
“K-RAS testing should be routinely conducted in
all colorectal cancer patients immediately after
diagnosis to ensure the best treatment strategies
for the individual Patient”
- Dr. Eric Van Cutsem, presenter at the June 2008 American
Society of Clinical Oncology meeting
FDA recommends genetic screening prior to
treatment with Abacavir
ROCKVILLE, Md -- July 24, 2008 -- The US Food and Drug Administration (FDA) has issued an alert regarding serious, and sometimes fatal, hypersensitivity reactions (HSRs) caused by abacavir (Ziagen) therapy in patients with a particular human leukocyte antigen (HLA) allele,
HLA-B* 5701.
Genetic tests for HLA-B*5701 are already available, and all patients should be screened for the
HLA-B*5701 allele before starting or restarting treatment with abacavir or abacavir-containing medications.
“FDA has approved the expanded use of Selzentry…
to include adult patients with CCR5-tropic HIV-1
virus who are starting treatment for the first time.”
 - ViiV Healthcare Press Release, November 20th, 2009

LabCorp
Laboratory Corporation of America

LithoLink Laboratory Reporting System™

Patient Results Report

PATIENT	DATE OF BIRTH	PHYSICIAN
Sample, Patient	03/29/1953	Test, Physician

Values larger, bolder and more towards red indicate increasing risk for kidney stone formation.

Summary Stone Risk Factors

SAMPLE ID **S189570** PATIENT COLLECTION DATE **06/04/2006**

ANALYTE	← DECREASED RISK / INCREASING RISK FOR STONE FORMATION →
Urine Volume (liters/day)	1.46
SS CaOx	5.87
Urine Calcium (mg/day)	101
Urine Oxalate (mg/day)	33
Urine Citrate (mg/day)	358
SS CaP	0.56
24 Hour Urine pH	6.100
SS Uric Acid	0.32
Urine Uric Acid (g/day)	0.277

Interpretation Of Laboratory Results

Note that in the following automated interpretation the current sample is compared to the sample collected on 07/25/2004 because the urine creatinine excretion varied between the current sample and the sample collected on 07/26/2004 by an excessive amount.

Urine volume has risen but remains low (was 0.91 and now is 1.46 l/d). Low urine volume in a stone former should always be corrected if possible. A good clinical goal is 2.5 liters daily. Recheck in 6 weeks and adjust fluid intake as needed.

Borderline hyperoxaluria is now present (was 26 and now is 33 mg/d). This can contribute to calcium oxalate stone disease. Our records do not show the presence of bowel disease. High protein diet is not a likely cause of hyperoxaluria (PCR = 0.9 g/kg/d). Low calcium diet can increase urine oxalate and should be clinically evaluated. Low oxalate diet should be prescribed. Consider diet change and repeat in 6 to 12 weeks.

Urine citrate has risen but remains low (was 247 and now is 358 mg/d). Our records do not report that potassium citrate has been prescribed. Since urine citrate is low and SS CaP is not high consider adding

2010 Priorities
Maintain Price
• Managed care stability; offsets
 1.9% Medicare rate decrease
• Focus on high-value tests
• Promote outcome improvement

Control Costs
• Continue focus on collections
 and bad debt reduction
• Optimize supply chain
• Use efficiency gains to
 improve patient experience
2010 Priorities

$3,085
$3,328
$3,591
$4,068
$4,513
$4,695
$2.45
$2.80
$3.30
$4.18
$4.60
$4.89
2004
2005
2006
2007
2008
2009
Revenue ($mil)
EPS
Excellent Performance

Revenue and
EPS Growth
• 9% Revenue CAGR
• 15% EPS CAGR
(1) Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss; excluding the $0.06 per diluted share impact in 2006 of restructuring and other special charges; excluding the $0.25 per diluted share impact in 2007 of restructuring and other special charges; excluding the
(2) EPS, as presented, represents adjusted, non-GAAP financial measures. Diluted EPS, as reported in the Company’s Annual Report were: $2.45 in 2004; $2.71 in 2005;
$3.24 in 2006; $3.93 in 2007; $4.16 in 2008; and $4.98 in 2009.
$0.44 per diluted share impact in 2008 of restructuring and other special charges; excluding the ($0.09) per diluted share impact in 2009 of restructuring and other special charges.
Revenue and EPS Growth: 2004 - 2009 (1) (2)

Excellent Performance

Leading Returns
• Leading returns
• Leading EBIT margin
18.2%
20.5%
21.8%
27.6%
27.5%
25.8%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2004
2005
2006
2007
2008
2009
LabCorp ROE 2004
-
2009

$1,000
$800
$600
$400
$200
$-
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$862
$748
2004
2005
2006
2007
2008
2009
Operating Cash Flow
Free Cash Flow

Excellent Performance

Cash Flow
• 11% FCF CAGR
• $2.0 B+ share repurchase
 over last three years
Note: $ in Millions

Second Quarter and YTD 2010 Results

	Three Months Ended Jun 30,				Six Months Ended Jun 30,
	2010	2009	+/(-)		2010	2009	+/(-)
Revenue (1)	$ 1,238.4	$ 1,188.8	4.2%		$ 2,432.0	$ 2,344.5	3.7%
Adjusted Operating Income	$ 270.5	$ 254.9	6.1%		$ 514.0	$ 495.4	3.8%
Adjusted Operating Income Margin	21.8%	21.4%	40	bp	21.1%	21.1%	-	bp
Adjusted EPS (1)	$ 1.46	$ 1.30	12.3%		$ 2.76	$ 2.51	10.0%

Operating Cash Flow	$ 216.2	$ 182.4	18.5%		$ 448.2	$ 391.3	14.5%
Less: Capital Expenditures	$ (34.5)	$ (23.7)	45.6%		$ (59.0)	$ (54.4)	8.5%
Free Cash Flow	$ 181.7	$ 158.7	14.5%		$ 389.2	$ 336.9	15.5%

(1) During the first quarter inclement weather reduced revenue by an estimated $23 million and EPS by approximately eight cents

Reconciliation of Non-GAAP Financial Measures

Reconciliation of non-GAAP Financial Measures
(In millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Adjusted Operating Income
Operating income	$ 270.5	$ 244.7	$ 504.7	$ 485.2
Restructuring and other special charges	$ -	$ 10.2	$ 9.3	$ 10.2
Adjusted operating income	$ 270.5	$ 254.9	$ 514.0	$ 495.4

Adjusted EPS
Diluted earnings per common share	$ 1.46	$ 1.24	$ 2.70	$ 2.46
Impact of restructuring and other special charges (1) (2)	$ -	$ 0.06	$ 0.06	$ 0.05
Adjusted EPS	$ 1.46	$ 1.30	$ 2.76	$ 2.51

(1) After tax impact of restructuring and other special charges for the three months and six months ended June 30, 2010 ($- million divided by
105.4 million shares and $5.7 million divided by 105.9 million shares, respectively)

(2) After tax impact of restructuring and other special charges for the three months and six months ended June 30, 2009 ($6.0 million divided by
109.5 and 109.4 million shares, respectively)

Supplemental Financial Information

Laboratory Corporation of America
Other Financial Information
FY 2009 and Q1/Q2 2010
($ in millions)

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10

Bad debt as a percentage of sales	5.30%	5.30%	5.30%	5.30%	5.05%	4.80%
Days sales outstanding	52	50	48	44	46	45
A/R coverage (Allow. for Doubtful Accts. / A/R)	19.5%	20.6%	21.9%	23.2%	21.7%	20.7%

LabCorp
Laboratory Corporation of America

Laboratory Testing
Prevention and Wellness Monitoring
Preliminary Risk Assessment
Diagnosis
Secondary Assessment of Prognosis
Clinical Decision Regarding Treatment Path
Monitoring and Management of Condition
Health Care Continuum

Source: Deloitte (OAML)

Key Points
• Critical position in health care delivery system
• Attractive market
• Strong competitive position - well positioned to gain share
• Leadership in personalized medicine
• Excellent cash flow
• Strong balance sheet
Conclusion

©2010 LabCorp. All rights reserved. 8026-0210